UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-09445

Marketocracy Funds
(Exact name of registrant as specified in charter)

1200 Park Place, Suite 100, San Mateo, CA 94403
(Address of principal executive offices) (Zip code)

Kendrick W. Kam
1200 Park Place, Suite 100, San Mateo, CA 94403
(Name and address of agent for service)

1-888-884-8482
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  December 31, 2009

Item 1. Report to Stockholders.

Semi-Annual Report

MASTERS 100 FUND

December 31, 2009

MASTERS 100 FUND

Performance & Portfolio Discussion

Dear Shareholder:

As of the end of 2009, The Masters 100 Fund is up 27.57% for the year, 1.11% ahead of the S&P 500 index which is up 26.46%. If you look at the performance of the Fund quarter by quarter, you can see that the analyst team we are using for our fund has delivered both good performance and good protection throughout a chaotic year.

In the first quarter, when the S&P 500 fell 11.01%, the Masters 100 Fund fell just 2.45%. Yet, when the market turned around gaining 15.93% in the 2nd quarter, the Fund gained 13.72%. The Fund captured nearly all of the upside in the 2nd quarter while avoiding nearly all of the downside in the 1st quarter. This continued in the 3rd quarter when the market gained 15.61% and the Fund rose 13.75%.

In the 4th quarter, when the bankruptcy of CIT threatened to abruptly end financing for thousands of small businesses across the country, the team turned defensive. At one point, the Fund raised cash and utilized inverse-ETFs to reduce overall market exposure to less than 50%. If CIT’s bankruptcy had triggered a market meltdown similar to the one triggered by Lehman Brothers last year, these steps would have provided our Fund a significant amount of protection. Even with these protective positions, the Fund gained 1.09% in the 4th quarter but lagged the S&P 500 by 4.95%.

The analysts on our research team were selected because they all have long-term track records showing that they can deliver good returns and take protective action at the right times. In 2009, they delivered exactly what we needed. The Fund beat the S&P 500 for the year by delivering good performance when the S&P 500 was rising and good protection when the S&P 500 was falling.  It’s a hard combination to achieve, and it is making a difference!

Returns assume reinvestment of dividends and distributions. Performance data quoted represents past performance. Past performance is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit: http://www.masters100fund.com/ or call 888-884-8482. The Fund’s total expense ratio was 2.33% (including 1.95% paid to the adviser, and 0.38% for acquired fund fees and expenses) as of December 28, 2009.

Sincerely,

Ken Kam
Portfolio Manager
Marketocracy Masters 100 Fund

Semi-Annual Report - 1

Performance Summary
	CUMULATIVE				ANNUALIZED
As of 12/31/09	1 YEAR	3 YEAR	5 YEAR	INCEPT	1 YEAR	3 YEAR	5 YEAR	INCEPT
MASTERS 100 FUND	27.57%	-27.36%	-5.16%	26.79%	27.57%	-10.11%	-1.05%	2.95%
MARKET INDICES
DJIA	22.68%	-9.07%	10.11%	34.70%	22.68%	-3.12%	1.95%	3.72%
S&P 500	26.46%	-15.95%	2.11%	18.44%	26.46%	-5.63%	0.42%	2.10%
NASDAQ	45.36%	-3.46%	8.83%	31.96%	45.36%	-1.14%	1.70%	3.46%

1.	The inception date for the Masters 100 Fund was November 5, 2001.

2.	Dow Jones Industrial Average is a price-weighted average of 30 selected blue-chip stocks.

3.	Standard & Poors 500 Index is comprised of 500 selected common stocks, most of which are listed on the NYSE.

4.	NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

The above indices are unmanaged and cannot be invested in directly. Returns for the above indices and the Fund assume reinvestment of dividends and distributions. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance data quoted represents past performance. Past performance is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please call 1-888-884-8482 or visit: http://funds.marketocracy.com/mof/index.html. The Fund’s total expense ratio was 2.33% (including 1.95% paid to the adviser, and 0.38% for acquired fund fees and expenses) as of October 28, 2009.

Principal risks associated with an investment in the Fund include Stock Selection risk, Small and Medium Companies risk, Foreign Investment risk, and Internet Reliance risk. The Fund can invest in small and medium sized companies, which are often more volatile and less liquid than larger, more established companies and therefore increase the volatility of the Fund’s portfolio. The strategies used by the Fund’s investment adviser in selecting Fund’s portfolio may not always be successful. The investments may decline in value or not increase in value when the stock market in general is  rising. Investments in foreign securities entail risks not present in domestic investments including, among others, risks related to political or economic instability, currency exchange, and taxation. Operation of Marketocracy.com’s website depends on the continued availability of the Internet, both short- and long-term. Significant failures of the Internet could lead to interruptions or delays in the Fund’s investment adviser’s ability to manage the Fund’s portfolio.

The m100 group, upon whose research the Masters 100 Fund’s portfolio manager relies in managing the Fund, is comprised of individuals who may be amateur investors, not investment professionals, and are not employees of the Fund or its adviser. Their track records are based on the performance of a simulated stock portfolio on the website www.marketocracy.com.

2 - Semi-Annual Report

MASTERS 100 FUND

Marketocracy Funds advises investors to carefully consider the investment objectives, risks, and charges and expenses associated with the Fund prior to investing. The Fund’s prospectus contains this and other information about the Fund. To obtain a prospectus containing more complete information about the Fund, including fees and expenses, please call 1-888-884-8482, or visit: http://funds.marketocracy.com/mof/prospectus.html. Please read the prospectus carefully before investing.

Distributor: Rafferty Capital Markets, LLC

Date of first use:  February 26, 2010

Semi-Annual Report - 3

Fund Holdings* by Sector**

*	Portfolio holdings subject to change.
**	Percent of total net assets.
***	Net of cash and liabilities in excess of other assets.

Growth of $10,000

4 - Semi-Annual Report

MASTERS 100 FUND

Shareholder Expense Example (Unaudited)

As a shareholder of the Masters 100 Fund (the “Fund”), you incur two types of costs: (1) transaction costs, which may include redemption fees, and (2) ongoing costs, including investment advisory fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 to December 31, 2009).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.95% per the advisory agreement. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee.  Investment Retirement Accounts will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees and administration fees (which include fund accounting, custody and transfer agent costs).  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Semi-Annual Report - 5

Actual Returns vs. Hypothetical Returns
Six Months Ended December 31, 2009

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	July 1, 2009 to
	July 1, 2009	December 31, 2009	December 31, 2009
Actual	$1,000.00	$1,149.90	$10.57
Hypothetical (5% return per
year before expenses)	$1,000.00	$1,015.38	$ 9.91

*	Expenses are equal to the Fund’s annualized expense ratio of 1.95%; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6 - Semi-Annual Report

MASTERS 100 FUND

Financial Statements as of
December 31, 2009 (Unaudited)

•	Portfolio of Investments
•	Statement of Assets and Liabilities
•	Statement of Operations
•	Statements of Changes in Net Assets
•	Financial Highlights
•	Notes to the Financial Statements

Semi-Annual Report - 7

Portfolio of Investments
December 31, 2009 (Unaudited)

		Shares	Market Value
COMMON STOCKS - 68.9%			$13,033,512
(cost $12,331,918)

CONSUMER DISCRETIONARY - 2.6%			488,954
CETV	CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.	1,400	33,054
COH	COACH, INC.	6,600	241,098
CTCM	CTC MEDIA, INC.	1,400	20,860
HXM	HOMEX DEVELOPMENT CORP. - ADR	1,000	33,620
LGF	LIONS GATE ENTERTAINMENT CORP.	600	3,486
SPGZ	SPECTRUM GROUP INTERNATIONAL, INC.	3,411	6,379
URBN	URBAN OUTFITTERS, INC.	4,300	150,457

CONSUMER STAPLES - 3.9%			738,550
FEED	AGFEED INDUSTRIES, INC.	24,700	123,500
ADY	AMERICAN DAIRY, INC.	6,600	143,088
CEDC	CENTRAL EUROPEAN DISTRIBUTION CORP.	3,900	110,799
CPO	CORN PRODUCTS INTERNATIONAL, INC.	800	23,384
CZZ	COSAN LTD.	3,500	30,450
HQS	HQ SUSTAINABLE MARITIME INDUSTRIES, INC.	4,700	33,088
SYUT	SYNUTRA INTERNATIONAL, INC.	200	2,702
WBD	WIMM-BILL-DANN FOODS OJSC - ADR	1,700	40,511
HOGS	ZHONGPIN, INC.	14,800	231,028

ENERGY - 11.0%			2,089,228
APA	APACHE CORP.	1,600	165,072
BHI	BAKER HUGHES, INC.	600	24,288
BRY	BERRY PETROLEUM CO.	5,400	157,410
CQP	CHENIERE ENERGY PARTNERS LP	3,900	50,310
CHK	CHESAPEAKE ENERGY CORP.	4,600	119,048
SNP	CHINA PETROLEUM & CHEMICAL CORP.	300	26,421
COP	CONOCOPHILLIPS	900	45,963
GU	GUSHAN ENVIRONMENTAL ENERGY LTD. - ADR	14,100	18,612
MRO	MARATHON OIL CORP.	1,800	56,196
NBR	NABORS INDUSTRIES LTD.	1,200	26,268
OXY	OCCIDENTAL PETROLEUM CORP.	700	56,945
PWE	PENN WEST ENERGY TRUST	21,000	369,600
RRC	RANGE RESOURCES CORP.	400	19,940
RDC	ROWAN COMPANIES, INC.	2,200	49,808
SFL	SHIP FINANCE INTERNATIONAL, INC.	15	204
SII	SMITH INTERNATIONAL, INC.	2,800	76,076
SWN	SOUTHWESTERN ENERGY CO.	10,200	491,640
STO	STATOIL ASA - ADR	2,400	59,784
TELOZ	TEL OFFSHORE TRUST	90	408
RIG	TRANSOCEAN LTD.	1,200	99,360
VLO	VALERO ENERGY CORP.	10,500	175,875

The accompanying notes are an integral part of these financial statements.

8 - Semi-Annual Report

MASTERS 100 FUND

FINANCIALS - 9.1%			1,717,495
AVB	AVALONBAY COMMUNITIES, INC.	603	49,512
BCS	BARCLAYS PLC - ADR	5,100	89,760
CHLN	CHINA HOUSING & LAND DEVELOPMENT, INC.	5,700	23,541
CIT	CIT GROUP, INC.	8,000	220,880
C	CITIGROUP, INC.	31,200	103,272
CME	CME GROUP, INC.	1,200	403,140
EQY	EQUITY ONE, INC.	1,500	24,255
GAIN	GLADSTON INVESTMENT CORP.	91,944	419,265
HBC	HSBC HOLDINGS PLC	2,500	142,725
KFN	KKR FINANCIAL HOLDINGS LLC	18,500	107,300
RF	REGIONS FINANCIAL CORP.	3,600	19,044
USB	US BANCORP	5,100	114,801

HEALTH CARE - 16.8%			3,183,941
AFFX	AFFYMETRIX, INC.	3,500	20,440
AMRN	AMARIN CORP. PLC	48,306	69,078
AMLN	AMYLIN PHARMACEUTICALS, INC.	14,600	207,174
BIIB	BIOGEN IDEC, INC.	4,300	230,050
BVX	BOVIE MEDICAL CORP.	27,322	213,385
DEPO	DEPOMED, INC.	100,987	338,306
ELN	ELAN CORP. PLC - ADR	16,000	104,320
ENDP	ENDO PHARMACEUTICALS HOLDINGS, INC.	31,900	654,268
MDVN	MEDIVATION, INC.	6,400	240,960
VIVO	MERIDIAN BIOSCIENCE, INC.	1,900	40,945
MYRX	MYRIAD PHARMACEUTICALS, INC.	110,500	555,815
PTIE	PAIN THERAPEUTICS, INC.	95,000	509,200

INDUSTRIALS - 6.3%			1,184,155
JOBS	51JOB, INC.	3,000	53,160
ABIX	ABATIX CORP.	36,683	154,069
CAT	CATERPILLAR, INC.	2,500	142,475
CFSG	CHINA FIRE & SECURITY GROUP, INC.	5,100	69,003
CLH	CLEAN HARBORS, INC.	1,000	59,610
ESLR	EVERGREEN SOLAR, INC.	1,200	1,812
FSLR	FIRST SOLAR, INC.	200	27,080
GD	GENERAL DYNAMICS CORP.	1,500	102,255
GE	GENERAL ELECTRIC CO.	5,900	89,267
GFF	GRIFFON CORP.	2,500	30,550
GSH	GUANGSHEN RAILWAY CO. LTD.	4,100	83,189
JASO	JA SOLAR HOLDINGS CO. LTD.	7,100	40,470
JBLU	JETBLUE AIRWAYS CORP.	8,000	43,600
JOYG	JOY GLOBAL, INC.	600	30,954
MTW	MANITOWOC CO., INC.	10,700	106,679
NM	NAVIOS MARITIME HOLDINGS, INC.	7,400	44,770
STP	SUNTECH POWER HOLDINGS CO. LTD.	1,800	29,934
TEX	TEREX CORP.	3,800	75,278

INFORMATION TECHNOLOGY - 5.2%			988,684
AAPL	APPLE, INC.	2,100	442,806
CSR	CHINA SECURITY &
	SURVEILLANCE TECHNOLOGY, INC.	4,900	37,436

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report - 9

IMOS	CHIPMOS TECHNOLOGIES (BERMUDA) LTD.	140,715	98,895
GOOG	GOOGLE, INC.	300	185,994
HRS	HARRIS CORP.	900	42,795
NTE	NAM TAI ELECTRONICS, INC.	5,700	29,811
NRTLQ	NORTEL N W COM NEW	12	—
RFIL	RF INDUSTRIES LTD.	5,998	26,991
SMOD	SMART MODULAR TECHNOLOGIES, INC.	6,300	39,627
UMC	UNITED MICROELECTRONICS CORP.	12,200	47,336
VDSI	VASCO DATA SECURITY INTERNATIONAL, INC.	5,900	36,993

MATERIALS - 10.9%			2,065,393
AKS	AK STEEL HOLDING CORP.	15,000	320,250
ANV	ALLIED NEVADA GOLD CORP.	14,800	223,184
BHP	BHP BILLITON LTD. - ADR	1,700	130,186
CGA	CHINA GREEN AGRICULTURE, INC.	6,400	94,080
SID	COMPANHIA SIDERURGICA NACIONAL	800	25,544
FCX	FREEPORT-MCMORAN COPPER & GOLD, INC.	1,100	88,319
NUE	NUCOR CORP.	6,100	284,565
PAAS	PAN AMERICAN SILVER CORP.	1,400	33,334
PLG	PLATINUM GROUP METALS LTD.	110,040	233,285
PX	PRAXAIR, INC.	1,500	120,465
SLW	SILVER WHEATON CORP.	4,400	66,088
PCU	SOUTHERN COPPER CORP.	3,100	102,021
TGB	TASEKO MINES LTD.	11,600	48,952
TNH	TERRA NITROGEN CO., LP	2,200	228,976
X	UNITED STATES STEEL CORP.	1,200	66,144

TELECOMMUNICATION SERVICES - 2.9%			537,922
T	AT&T, INC.	800	22,424
CHL	CHINA MOBILE LTD.	800	37,144
CHA	CHINA TELECOM CORP. LTD.	600	24,852
CHU	CHINA UNICOM HONG KONG LTD.	1,800	23,598
CHT	CHUNGHWA TELECOM CO. LTD.	1,200	22,284
LTON	LINKTONE LTD. - ADR	1,200	2,052
MBT	MOBILE TELESYSTEMS OJSC	5,900	288,451
VIP	VIMPEL-COMMUNICATIONS - ADR	6,300	117,117

UTILITIES - 0.2%			39,190
AEE	AMEREN CORP.	200	5,590
HNP	HUANENG POWER INTERNATIONAL, INC.	1,500	33,600

WARRANTS - 0.0%			1
(cost $1)
KKDOW	KRISPY KREME DOUGHNUTS, INC. -
	Expiration 3/2/2012 at $12.21 *	18	1

PREFERRED STOCK - 1.1%			208,215
(cost $93,645)
DDT	DILLARDS CAP 7.5	10,907	208,215

The accompanying notes are an integral part of these financial statements.

10 - Semi-Annual Report

MASTERS 100 FUND

EXCHANGE TRADED NOTES - 2.3%			433,218
(cost $484,867)
DZZ	POWERSHARES DB GOLD DOUBLE SHORT*	30,900	433,218

INVESTMENT COMPANIES - 12.4%			2,343,743
(cost $2,389,180)
DIA	DIAMONDS TRUST, SERIES I	1,300	135,265
ERX	DIREXION DAILY ENERGY BULL 3X SHARES	800	31,744
IEF	ISHARES BARCLAYS 7-10 YEAR TREASURY	1,400	124,040
IAU	ISHARES COMEX GOLD TRUST	900	96,633
FXI	ISHARES FTSE/XINHUA CHINA 25 INDEX	1,600	67,632
EWZ	ISHARES MSCI BRAZIL INDEX FUND	400	29,844
SLV	ISHARES SILVER TRUST	9,900	164,043
HYF	MANAGED HIGH YIELD PLUS FUND, INC.	113,317	225,501
RSX	MARKET VECTORS RUSSIA ETF	2,400	74,832
SKF	PROSHARE ULTRA SHORT FINANCIALS	14,800	358,456
MZZ	PROSHARES ULTRA SHORT MID CAP 400	7,800	172,458
TWM	PROSHARES ULTRA SHORT RUSSELL 2000	17,100	430,749
SPY	SPDR S&P DEPOSIT RECEIPTS	300	33,432
GAF	SPDR S&P EMERGING
	MIDDLE EAST & AFRICA ETF	500	31,194
UNG	UNITED STATES NATURAL GAS FUND	36,500	367,920

CASH EQUIVALENTS - 17.8%			3,365,994
(cost $3,365,994)
HIGHMARK 100% US TREASURY MONEY MARKET FUND		1,682,997	1,682,997
HIGHMARK DIVERSIFIED MONEY MARKET FUND		1,682,997	1,682,997

TOTAL INVESTMENT SECURITIES - 102.5%			19,384,683
(cost $18,665,605)

LIABILITIES IN EXCESS OF OTHER ASSETS - (2.5)%			(468,046)

NET ASSETS - 100.0%			$18,916,637

*	Non-income producing security.
ADR - American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report - 11

Statement of Assets and Liabilities
December 31, 2009 (Unaudited)

ASSETS
Investment securities:
At acquisition cost	$18,665,605
At market value (Note 2)	$19,384,683
Interest and dividends receivable	11,588
Receivable for portfolio investments sold	5,323
Receivable for capital shares sold	1,772
TOTAL ASSETS	19,403,366

LIABILITIES
Payable for portfolio investments purchased	412,163
Payable for capital shares redeemed	43,102
Accrued investment advisory fee	24,203
Accrued administrative fee	7,261
TOTAL LIABILITIES	486,729

NET ASSETS	$18,916,637

Net assets consist of:
Paid in capital	$29,462,021
Accumulated net investment loss	(58,200)
Accumulated net realized loss on investments	(11,206,258)
Net unrealized appreciation of investments	719,074
Net assets	$18,916,637

Shares of beneficial interest outstanding (unlimited
number of shares authorized, no par value)	2,148,585

Net asset value, offering price and redemption
price per share (Note 2)	$8.80

The accompanying notes are an integral part of these financial statements.

12 - Semi-Annual Report

MASTERS 100 FUND

Statement Of Operations
Six Months Ended December 31, 2009 (Unaudited)

INVESTMENT INCOME
Dividends (net of withholding tax $6,266)	$125,293
Interest	2,838
TOTAL INVESTMENT INCOME	128,131

EXPENSES
Investment advisory fees (Note 5)	143,558
Administrative fees (Note 5)	43,067
TOTAL EXPENSES	186,625

NET INVESTMENT LOSS	(58,494)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	1,341,604
Net change in unrealized appreciation on investments	1,336,362

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	2,677,966

NET INCREASE IN NET ASSETS FROM OPERATIONS	$2,619,472

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report - 13

Statements of Changes in Net Assets
	Six Months
	Ended	Year
	12/31/09	Ended
	(Unaudited)	6/30/09
FROM OPERATIONS:
Net investment (loss) income	$(58,494)	$305,375
Net realized gain (loss) from
investments and foreign currency	1,341,604	(11,441,916)
Capital gain distributions from
regulated investment companies	—	10,740
Net change in unrealized appreciation
(depreciation) on investments	1,336,362	(3,211,745)
Net increase (decrease) in net assets
resulting from operations	2,619,472	(14,337,546)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(142,859)	—
From realized gains	—	(767,434)
Decrease in net assets from
distributions to shareholders	(142,859)	(767,434)

FROM CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,616,924	3,009,317
Net asset value of shares issued to
shareholders in reinvestment of distributions	140,757	747,039
Payments of shares redeemed	(2,992,576)	(6,103,137)
Net decrease in net assets
from capital share transactions	(1,234,895)	(2,346,781)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,241,718	(17,451,761)

NET ASSETS:
Beginning of period / year	17,674,919	35,126,680
End of period / year	$18,916,637	$17,674,919
(Accumulated) Undistributed
net investment (loss) income	$(58,200)	$143,153

Capital Share Activity
Shares sold	190,319	301,259
Shares issued in reinvestment
of distributions to shareholders	16,161	131,055
Shares redeemed	(351,756)	(729,448)
Net decrease in shares outstanding	(145,276)	(297,134)
Shares outstanding, beginning of period / year	2,293,861	2,590,995
Shares outstanding, end of period / year	2,148,585	2,293,861

The accompanying notes are an integral part of these financial statements.

14 - Semi-Annual Report

MASTERS 100 FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios For a Share of Capital
Stock Outstanding Throughout Each Period/Year

	Six Months
	Ended		Year	Year	Year	Year	Year
	12/31/09		Ended	Ended	Ended	Ended	Ended
	(Unaudited)		6/30/09	6/30/08	6/30/07	6/30/06	6/30/05
Net asset value at
beginning of period / year	$7.71		$13.56	$16.50	$13.48	$11.09	$12.49

Income from
Investment Operations:
Net investment income (loss)	(0.03)		0.13	(0.02)	(0.10)	(0.07)	(0.03)
Net realized and unrealized
gain (loss) from investments	1.19		(5.66)	(0.75)	3.12	2.46	(0.36)
Total from
investment operations	1.16		(5.53)	(0.77)	3.02	2.39	(0.39)

Less distributions from:
Net Investment Income	(0.07)		—	—	—	—	—
Realized gains	—		(0.32)	(2.17)	—	—	(1.01)
Total distributions	(0.07)		(0.32)	(2.17)	—	—	(1.01)

Net asset value at
end of period / year	$8.80		$7.71	$13.56	$16.50	$13.48	$11.09

Total Return	14.99	%^	(39.99)%	(4.62)%	22.40%	21.55%	(3.14)%

Net assets at end of
period / year (millions)	$18.9		$17.7	$35.1	$44.3	$44.1	$41.3

Ratio of expenses
to average net assets:	1.95	%#	1.95%	1.95%	1.95%	1.95%	1.95%
Ratio of net investment
income (loss) to
average net assets:	(0.61	)%#	1.45	(0.13)%	(0.64)%	(0.57)%	(0.20)%
Portfolio turnover rate	187	%^	248%	116%	134%	156%	647%

^	Not annualized.
#	Annualized.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report - 15

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2009 (Unaudited)

1. Organization

The Marketocracy Masters 100 Fund (the “Fund”) is a series of Marketocracy Funds (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Trust was organized as a Delaware statutory trust on July 14, 1999.  The Fund commenced operations on November 5, 2001.

The objective of the fund is capital appreciation.  In seeking capital appreciation, the Fund invests primarily in common stocks of U.S. and foreign companies of any size, seeking to outperform the Standard & Poors Composite Stock Price Index (the “S&P 500 Index”).

2. Significant Accounting Policies

The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements:

Investment Valuation
Portfolio securities are valued as follows:

(1)
securities that are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the most recent bid price,

(2)
securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the most recent bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued,

(3)	securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and

(4)
securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

In general, the Fund “fair values” securities (or other assets) when the Fund’s sub-administrator, administrator or investment adviser do not receive market quotations for those securities (or other assets) or, in some limited cases, receive market quotations for the securities or other assets that they do not believe are reliable or correct.  Circumstances that might give rise to the Fund fair valuing a security include trading halts, de-listing of the security, early closing or failure of the opening of the primary exchange on which the security primarily trades, and corporate actions, e.g., stock splits, tender offers, reorganizations or exchanges.  With respect to the Fund’s investments in one or more open-end management investment companies registered under the 1940 Act, the Fund’s net asset value is calculated based in part upon the net asset values of such investment companies.  The prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

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Despite diligence and good faith, the fair valuing of the Fund’s portfolio securities could lead to values, which in hindsight and with information not available when fair valuing, that are not entirely accurate.  However, the Fund’s portfolio tends to be extremely and broadly diversified.  At December 31, 2009, the Fund held 135 securities across all 10 sectors represented by the S&P 500 Index. Thus, erroneous fair values of one or even several are less likely to materially affect the Fund’s net asset value than if the Fund were less diversified.  In addition, virtually all of the Fund’s portfolio securities trade principally on U.S. securities exchanges. Thus, fair valuing presents fewer risks for the Fund than those faced by mutual funds holding securities traded on foreign exchanges.  In addition, the Fund’s historical rate of required fair valuing during its operations to date has been relatively modest. Nevertheless, the Fund regularly reviews the appropriateness and accuracy of the method it uses in valuing its portfolio securities to determine if it should make any necessary change adjustments.  As of December 31, 2009 the Fund did not hold fair valued securities.

If the Fund has portfolio securities that are primarily listed on foreign exchanges and trade on weekends or other days when the Fund does not price its shares, please note that the net asset value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Funds have access at the date of measurement.
Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 –
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Funds’ own assumptions that market participants would use to price the asset or liability based on the best available information.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2009:

Masters 100 Fund
	Level 1	Level 2	Level 3
Common Stock	$13,033,512	$—	$—
Warrants	1	—	—
Preferred Stock	208,215	—	—
Exchange Traded Notes	433,218	—	—
Investment Companies	2,343,743	—	—
Cash Equivalents	3,365,994	—	—
Total Investments in Securities	$19,384,683	$—	$—

Semi-Annual Report - 17

Level 3 Reconciliation Disclosure
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Description	Investments in Securities
Balance as of June 30, 2009	$47,393
Realized loss	(4,068)
Change in unrealized appreciation	4,235
Net Sales	(47,560)
Balance as of December 31, 2009	$—

Share Valuation
The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated expenses), by the total number of shares outstanding of the Fund, rounded to the nearest cent.  The offering and redemption price per share of the Fund is equal to the net asset value per share.

Distributions to Shareholders
Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually.  Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Federal Income Taxes
The Fund has elected to be taxed as “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31st, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.  At June 30, 2009, the Fund has estimated capital loss carryforwards of $3,471,135 of which $828,100 expires in 2010 and $2,643,035 expires in 2017.  The carryforward loss expiring in 2010 was generated in connection with the reorganization of Marketocracy Medical Specialists Fund into the Fund and is limited to approximately $414,050 each year through 2010.

Management has analyzed the Fund’s tax position and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain income tax positions taken on returns filed for

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open tax years (2007-2009).  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Delaware; however the Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Security Transactions and Investment Income
Investment and shareholder transactions are recorded on the trade date.  The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Reclassifications are made within the net asset accounts for amounts related to permanent differences in the character of certain income and expense items for income tax and financial reporting purposes.

Guarantees and Indemnifications
In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

Subsequent Events
In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through February 26, 2010, the date the financial statements were available to be issued.

3. Investment Transactions

The Fund’s aggregate purchases and sales of securities (excluding short-term investments) for the six months ended December 31, 2009 are summarized below:

Purchases	$29,305,615
Sales	$31,016,027

There were no purchases or sales of long-term U.S. Government securities.

The cost basis for federal income tax purposes at December 31, 2009 was as follows:

Masters 100 Fund
Cost of investments	$20,476,219
Gross tax unrealized appreciation	1,704,495
Gross tax unrealized depreciation	(2,796,031)
Net tax unrealized depreciation	$(1,091,536)

Because tax adjustments are calculated annually, the above table reflects the tax adjustments outstanding at the Fund’s previous fiscal year end.

4. Investment Advisory and Administration Agreements

Advisory Fees – The investment adviser for the Fund is Marketocracy Capital Management LLC (“MCM” or the “Adviser”).  The Fund’s investments are managed by the Adviser pursuant to the terms

Semi-Annual Report - 19

of the Investment Advisory and Management Agreement (the “Advisory Agreement”).  Under the Advisory Agreement, the Adviser regularly provides the Fund with investment research, advice, management and supervision and furnishes a continuous investment program for the Fund’s portfolio, subject to the supervision of the Trust’s Board of Trustees.  The Adviser is responsible for (1) the compensation of any of the Trust’s Trustees, officers and employees who are “interested persons” of the Trust, (2) compensation of the Adviser’s personnel and payment of other expenses in connection with the provision of portfolio management services under the Advisory Agreements, and (3) expenses of printing and distributing the Fund’s Prospectus and sales and advertising materials to prospective investors.

For the services provided by the Adviser under the Advisory Agreement, the Adviser receives management fees from the Fund, computed and accrued daily and paid monthly, equal to 1.50% per annum of the Fund’s average daily net assets.  Under the Advisory Agreement, the Fund’s investment adviser has contractually agreed that the Fund’s total annual operating expenses (exclusive of certain items, including acquired fund fees and expenses) will be 1.95% of the Fund’s average daily net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion and 1.80% of such assets in excess of $1 billion.  This arrangement will continue as long as the Trust’s Board of Trustees annually reviews and renews the Advisory Agreement.  For the six months ended December 31, 2009, the Fund incurred $143,558 in advisory fees.

Administration Fees – The Trust has entered into a separate contract with MCM wherein MCM is responsible for providing administrative and supervisory services to the Fund (the “Administration Agreement”).  Under the Administration Agreement, MCM oversees the maintenance of all books and records with respect to the Fund’s securities transactions and the Fund’s book of accounts in accordance with all applicable federal and state laws and regulations.  MCM also arranges for the preservation of journals, ledgers, corporate documents, brokerage account records and other records, which are to be maintained pursuant to the 1940 Act.

Under the Administration Agreement, MCM is responsible for the equipment, staff, office space and facilities necessary to perform its obligations thereunder.  MCM has also assumed responsibility for payment of all of the Fund’s operating expenses except for brokerage, commission and other investment-related expenses and any extraordinary and nonrecurring expenses.

For the services rendered by MCM under the Administration Agreement, MCM receives a fee at the annual rate of 0.45% of the respective Fund’s average daily net assets up to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion and 0.30% of such assets in excess of $1 billion, (excluding certain expenses of holding or carrying the Fund’s securities). For the six months ended December 31, 2009, the Fund incurred administration fees of $43,067.

MCM has retained U.S. Bancorp Fund Services, LLC (USBFS) to serve as the Fund’s transfer agent, dividend paying agent and shareholder service agent.  USBFS also provides accounting and pricing services to the Fund, and assists MCM in providing executive, administrative and regulatory services to the Fund.  MCM (not the Fund) pays USBFS’ fees for these services.

5. Distributions to Shareholders

On December 4, 2009, an ordinary income distribution of $0.07 per share was declared for the Fund.  The distribution was paid to shareholders of record on December 3, 2009.  On November 21, 2008,

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a capital gain distribution of $0.32 per share was declared for the Fund.  The distribution was paid to shareholders of record on November 20, 2008.

The tax character of the distributions paid for the six months ended December 31, 2009 (estimated) and the fiscal year ended June 30, 2009 were as follows:

	December 31, 2009	June 30, 2009
Distributions paid from:
Ordinary income	$142,859	—
Long-term capital gain	—	$767,434
	$142,859	$767,434

At June 30, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$—
Capital loss carryforward (Note 2)	(828,100)
Accumulated gains on investments	767,429
Other gain and losses	(3,192)
Unrealized appreciation on investments	2,154,474
$2,090,611

The difference between book basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and income adjustments on partnerships recognized for tax purposes on real estate investment trusts, energy trusts and royalty trusts.

Semi-Annual Report - 21

Approval of Investment Advisory Agreement (Unaudited)

Excerpt from November 20, 2009 Board of Trustees Meeting Minutes of material factors and conclusions regarding the approval of investment advisory agreement between Fund and Trust

WHEREAS, the Board requested and evaluated, and the Adviser furnished, such information concerning MCM and the Advisory Agreement between the Adviser and the Trust on behalf of the Fund as the Board has deemed reasonably necessary to evaluate the terms of such Advisory Agreement, including without limitation information concerning the Adviser’s brokerage practices and use of soft dollar credits generated by the Fund’s portfolio securities brokerage transactions;

WHEREAS, in fulfilling the requirements outlined in Section 15(c) of the 1940 Act for evaluating and approving the continuation of the Advisory Agreement, the Board considered the following material factors:

(i)	the nature, extent and quality of the advisory services provided and to be provided by MCM to the Fund;

(ii)
the Fund’s investment performance during the past fiscal year and other periods since the Fund’s inception, as compared to appropriate benchmarks, and as compared with other mutual funds with similar investment objectives and size;

(iii)
the costs of the advisory services provided and to be provided by MCM and the profits realized or to be realized by MCM and its affiliates, including Marketocracy, Inc. and Marketocracy Data Services LLC, from the relationship MCM has with the Fund;

(iv)
the extent to which economies of scale were and would be realized as the Fund grows and whether advisory fee levels reflect or would reflect those economies of scale to the benefit of the Fund’s shareholders;

(v)
a comparison of the services rendered and to be rendered and the amounts paid and to be paid under the Advisory Agreement with other amounts paid to other investment advisers under other investment advisory contracts with other registered investment companies in the same Lipper category of Mid-Cap Growth, including a peer group of 12 other Lipper Mid-Cap Growth funds (with the Fund, the “Peer Group”) and the entire universe of Lipper Mid-Cap Growth funds;

(vi)	a comparison of the services rendered and to be rendered and the amounts paid and to be paid under the Advisory Agreement with other amounts paid to MCM by clients of MCM other than the Fund;

(vii)
any benefits derived or to be derived by MCM from its advisory relationship with the Fund such as (a) soft dollar arrangements by which broker-dealers provided or will provide research to MCM in return for MCM allocating Fund brokerage to such broker-dealers, and (b) the Administration Agreement;

(viii)	the nature of the Fund’s investments;

(ix)	the changing climate in the financial services industry;

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(x)
the risks assumed by MCM in complying with regulatory initiatives, investment restrictions, expense limitations and tax laws, and the possibility of substantial liability for the Trust and the Fund, or MCM, for MCM’s failure to comply;

(xi)	the volatility of the financial markets and, thus, of advisory fee income;

(xii)	the need to provide sufficient incentives to the owners and employees of MCM; and

(xiii)	the appropriateness of the advisory fees paid by the Fund to MCM in light of the foregoing considerations;

WHEREAS, in fulfilling the requirements outlined in Section 15(c) of the 1940 Act for evaluating and approving the continuation of the Advisory Agreement, the Board came to the following conclusions regarding the foregoing material factors:

(i)
the nature, extent and quality of the advisory services provided and to be provided by MCM to the Fund are unique in the investment management industry, MCM and its affiliates having developed an entirely new, high quality and innovative approach to, and systems, data and technology for, investing and portfolio management through the combination of the Internet, the website Marketocracy.com, the m100 and MCM’s proprietary methods of selecting the m100, all of which permit MCM to manage and adjust the Fund’s portfolio very flexibly based on the proven objective performances of the m100 research analysts in a manner no other mutual fund group can; and furthermore:

a.
Unlike most other stock fund advisers, including those of the Peer Group, who generally are fully invested in their principal strategy stocks all of the time, MCM’s services include causing the Fund to invest a sizable portion of the Fund’s assets in cash or cash equivalents and “inverse-the-market” exchange traded funds if MCM believes that full exposure to the markets is not in the best interests of the Fund and its shareholders, seeking to protect the Fund against market downturns while still capturing a substantial portion of market upswings;

b.
Unlike most other stock fund advisers, including those of the Peer Group, who generally are invested in a specific combination of market capitalization and value/growth types of stocks, MCM’s services include causing the Fund to invest in stocks of any capitalization and any value-growth characteristic,i.e., stocks in any of the nine Morningstar “style boxes,” and seeking out the best investments in different segments of the market without limiting the Fund to a particular market segment that may be out of favor at that time, which “go-anywhere” capability has been evidenced by the Fund’s changing Lipper categories over the past several years, including Multi-Cap Core, Mid-Cap Growth, Mid-Cap Core and Small Cap Core;

(ii)	the Fund’s investment performances:

a.
During various periods through the fiscal year ended June 30, 2008, were outstanding as compared to  the Fund’s appropriate benchmark, the S&P 500 Index, and as compared to other funds in the Lipper categories of Multi-Cap Core and Mid-Cap Growth;

b.	during the past fiscal year ended June 30, 2009, including the unprecedented market volatility of late 2008, and various periods since the Fund’s inception through the Fund’s

Semi-Annual Report - 23

latest fiscal year, lagged the S&P 500 Index (except for the entire period since inception), and lagged the performances of the entire universe of Lipper Mid-Cap Growth funds; and

c.	Thus, overall generally have been reasonable;

(iii)
MCM’s and its affiliates’ costs in providing MCM’s investment advisory services (a) have been very high because of the research and development required to create and implement MCM’s and its affiliates’ unique and innovative approach to investment research and management, (b) have required considerable investments of time and capital by MCM and its affiliates, who have funded such investments through venture capital financing and reinvestment of all of MCM’s and all of its affiliates’ revenues, and (c) have so far prevented MCM and its affiliates from reasonably profiting on their considerable investment from the relationship MCM has with the Fund;

(iv)	if and as the Fund grows, the Fund’s current advisory breakpoints and expense limitations would reflect economies of scale to the benefit of the shareholders;

(v)
the comparison of MCM’s investment advisory fees of 1.50% of the Fund’s average annual net assets (approximately $314,836 for the fiscal year ended June 30, 2009) to fees charged by the investment advisers of other Lipper Mid-Cap Growth mutual funds indicated that (a) MCM’s advisory fee level was the highest, and much higher than the 0.694% median, of the Peer Group (fourth quartile) and well above the Lipper Mid-Cap Core universe median of 0.680%; (b) the Fund’s total annual expenses of 1.95% (exclusive of so-called “acquired fund fees and expenses” of 0.38%) of the Fund’s average annual net assets was the highest, and much higher than the 1.247% median, of the Peer Group (fourth quartile), and well above Lipper Mid-Cap Core universe median of 1.350%; but (c) the Fund’s average net assets of approximately $21 million were considerably lower than the $34.7 million median and $101.1 million average for the Peer Group;

(vi)
the comparison of MCM’s investment advisory fees of 1.50% of the Fund’s average annual net assets to fees charged by MCM to its non-Fund clients indicated that (a) such fee rate was identical to that MCM charged its retail separately managed account clients at the lowest level of assets under management; and (b) such fees were comparable to the fees charged to its hedge fund client of 0.75% of that fund’s average annual assets plus a performance incentive fee of (1) 20% of any positive difference (“Difference”) in performance of the hedge fund versus the S&P 500 Index, if any with the quarterly Difference determined after deducting the base management fee or (2) 20% of the excess of the hedge fund’s performance over a 1% annual return;

(vii)
MCM (a) derived benefits from its advisory relationship with the Fund of (1) approximately $207,497 or approximately 0.99% of the Fund’s average annual assets for its fiscal year ended June 30, 2009) through soft dollar arrangements by which broker-dealers provided or will provide research to the Fund and MCM in return for allocating Fund brokerage, and (2) 0.45% of the Fund’s average annual net assets, approximately $94,451, for the same fiscal year through providing administrative services to the Fund pursuant to the Administration Agreement and (b) may derive similar levels of soft dollar benefits during the Fund’s current fiscal year ending June 30, 2010;

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(viii)	the Fund’s investments were extremely diverse, covering virtually the entire spectrum of the 10 S&P 500 Index sectors and averaging over 100 different issuers at any one time;

(ix)
the changing regulatory climate in the financial services industry resulting from the recent mutual fund and insurance industry scandals has raised the baseline costs and management requirements significantly for investment advisers and mutual funds;

(x)
the risks assumed by MCM in complying with regulatory initiatives, investment restrictions, expense limitations and tax laws, and the possibility of substantial liability for the Trust and the Fund, or MCM, for MCM’s failure to comply, have been raised significantly as a result of the myriad regulatory initiatives resulting from recent mutual fund and insurance industry scandals;

(xi)
the volatility of the financial markets and, thus, of advisory fee income and investment performance results, has been significant in recent years, including the market turmoil in late 2008 and early 2009;

(xii)
the need to provide sufficient incentives to the owners and employees of MCM is extremely high given the unique and innovative approach to investment research and management, and the facts that the relationship of MCM and the Fund has never been profitable for MCM and that lower the advisory fees for MCM just are not financially practical at this time; and

(xiii)
the investment advisory fees received and to be received by MCM (and indirectly, its affiliates) were appropriate given the unique nature, extent and quality of the advisory services provided and to be provided to the Fund by MCM as more fully described in paragraph (i) above;

WHEREAS, in connection with its annual review of the Material Agreements, the Board also considered the experience and qualifications of the Independent Trustees, whether the Independent Trustees are fully informed about all the facts with respect to the Material Agreements, and the extent of care and conscientiousness the Independent Trustees bring to bear in the performance of their duties as Trustees and Independent Trustees of the Trust;

NOW, THEREFORE, BE IT RESOLVED, that the Advisory Agreement is fair, reasonable and in the best interest of the Fund and its shareholders, and that the continuation of the Advisory Agreement, including the payment by the Fund of the advisory fees thereunder to MCM, through December, 2010, be, and it hereby is, authorized and approved.

Semi-Annual Report - 25

This Page Is Intentionally Blank

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Privacy Policy

Marketocracy Funds recognizes and respects your privacy expectations.  We are providing our privacy policy to you as notice of the kinds of information we collect about you and the circumstances in which that information may be disclosed

We collect the following nonpublic personal information about you:

—
Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

—
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law.  For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions, and to the Funds’ investment advisers and their affiliates.  Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

From time to time, we may also share your personal or financial information with another company that may have financial products or services of interest to you.  We recognize that not all shareholders appreciate receiving information from other companies about products or services that may interest them.  You may instruct Marketocracy Funds not to share your information with other companies for this purpose.

To request that your information not be shared (an Opt Out Request), please call us toll-free at 888-884-8482, or send a written request, including your name, address and social security number to:

Marketocracy Funds
c/o US Bancorp Funds Services LLC
P.O. Box 701
Milwaukee, WI 53201-0701

In the event that you hold shares of the Fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Semi-Annual Report - 27

Availability of Quarterly Portfolio Schedule

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q for fiscal quarters.  Once filed, the Fund’s Form N-Q is available without charge, upon request on the SEC’s website (http://www.sec.gov) and may be available by calling 1-888-884-8482.  You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

Proxy Voting

Information regarding how the Fund voted proxies relating to portfolio securities of the Fund during the most recent 12-month period ended June 30 is available annually, by calling 1-888-884-8482.  Furthermore, you can obtain the information on the Securities and Exchange Commission’s website at http://www.sec.gov.

The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities of the Fund are available in the Statement of Additional Information (“SAI”) on the Fund’s website at http://funds.marketocracy.com and on the Securities and Exchange Commission’s website at http://www.sec.gov.

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Investment Adviser/Administrator
Marketocracy Capital Management LLC
1200 Park Place, Suite 100
San Mateo, CA 94403

Transfer Agent/Sub-Administrator
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701
(Toll-Free) 1-888-884-8482

Distributor
Rafferty Capital Markets, LLC
59 Hilton Avenue, Suite 101
Garden City, NY  11530

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

This report and the financial statements contained in it are provided for the general information of the shareholders of Marketocracy Funds.  To obtain a prospectus containing more complete information about Marketocracy Funds, including fees and expenses, please call us at 1-888-884-8482, or visit funds.marketocracy.com.

Please read it carefully before you invest or send money.

Investment Act No. 811-09445

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Marketocracy Funds

By (Signature and Title)*     /s/Kendrick W. Kam
Kendrick W. Kam, President & Treasurer

Date   March 8, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*     /s/Kendrick W. Kam
Kendrick W. Kam, President & Treasurer

Date   March 8, 2010

* Print the name and title of each signing officer under his or her signature.